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 [Logo of               American Legacy III View       The Lincoln National Life
 American             Variable Annuity Application         Insurance Company
Legacy III]                                               Fort Wayne, Indiana
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         Instructions: Please type or print. ANY ALTERATIONS TO THIS
             APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1a  Contract Owner   Maximum age of Contract Owner is 90.
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Full legal name or trust name*

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Street address

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City                                  State                            Zip

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Trustee name*

Social Security number/TIN   [_][_][_]-[_][_]-[_][_][_][_]

Date of birth   [_][_]  [_][_]  [_][_]     [_] Male  [_] Female
                Month    Day     Year

Home telephone number   [_][_][_]-[_][_][_]-[_][_][_][_]

Date of trust*  [_][_]  [_][_]  [_][_]     Is trust revocable?*
                Month    Day     Year      [_] Yes      [_] No

*This information is required for trusts.

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1b  Joint Contract Owner   Maximum age of Joint Contract Owner is 90.
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Full legal name

Social Security number       [_][_][_]-[_][_]-[_][_][_][_]

Date of birth   [_][_]  [_][_]  [_][_]     [_] Male    [_] Female
                Month    Day     Year      [_] Spouse  [_] Non-Spouse

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2a  Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint
                Owner if younger, will be the Annuitant.)
                Maximum age of Annuitant is 90.
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Full legal name

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Street address

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City                                  State                            Zip

Social Security number       [_][_][_]-[_][_]-[_][_][_][_]

Date of birth   [_][_]  [_][_]  [_][_]     [_] Male  [_] Female
                Month    Day     Year

Home telephone number   [_][_][_]-[_][_][_]-[_][_][_][_]

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2b  Contingent Annuitant   Maximum age of Contingent Annuitant is 90.
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Full legal name

Social Security number       [_][_][_]-[_][_]-[_][_][_][_]

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3   Beneficiary(ies) of Contract Owner   (List additional beneficiaries on
                                         separate sheet. If listing children,
                                         use full legal names.)
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Full legal name or trust name*                      [_] Primary   [_] Contingent

                                                                               %
------------------------------   --------------------------   ------------------
Relationship to Contract Owner   SSN/TIN


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Full legal name or trust name*                      [_] Primary   [_] Contingent

                                                                               %
------------------------------   --------------------------   ------------------
Relationship to Contract Owner   SSN/TIN


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Full legal name or trust name*                      [_] Primary   [_] Contingent

                                                                               %
------------------------------   --------------------------   ------------------
Relationship to Contract Owner   SSN/TIN


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Executor/Trustee name*

Date of trust*  [_][_]  [_][_]  [_][_]     Is trust revocable?*
                Month    Day     Year      [_] Yes      [_] No

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4   Type of American Legacy Contract
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Nonqualified:  [_] Initial Contribution   OR   [_] 1035 Exchange

Tax-Qualified (must complete plan type):  [_] Transfer   OR   [_] Rollover

Plan Type (check one): [_] Roth IRA    [_] Traditional IRA
                       [_] Non-ERISA 403(b)* (transfers only)
                       *Indicate plan year-end: [_][_]  [_][_]
                                                Month     Day

                                                          Litho in USA LULL/4921
                                       (C)2001 American Funds Distributors, Inc.
                                                       Lit. No. LEG5PAP-001-0601

5a Allocation (This section must be completed.)

Initial minimums:
Nonqualified/403(b): $1,500   Qualified: $300

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

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Please allocate my contribution of:

      $____________________ OR $ ___________________
       Initial contribution      Approximate amount
                                 from previous carrier

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INTO THE FUND(S) BELOW
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Use whole percentages

     %  Global Discovery Fund
-----
     %  Global Growth Fund
-----
     %  Global Small Capitalization Fund
-----
     %  Growth Fund
-----
     %  International Fund
-----
     %  New World Fund
-----
     %  Blue Chip Income and Growth Fund
-----
     %  Growth-Income Fund
-----
     %  Asset Allocation Fund
-----
     %  High-Yield Bond Fund
-----
     %  Bond Fund
-----
     %  U.S. Govt./AAA-Rated Securities Fund
-----
     %  Cash Management Fund
-----
     %  Fixed Account
-----
     %  DCA Fixed Account (must complete 5b)
-----
     %  Total (must = 100%)
=====

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5b Dollar Cost Averaging (Complete only if electing DCA.)

$2,000 minimum required in the Holding Account
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Total amount to DCA:                      $
                                            --------------------
        OR

MONTHLY amount to DCA:                    $
                                            --------------------
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OVER THE FOLLOWING PERIOD:
                                            --------------------
                                               MONTHS (6-60)
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FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[ ]  DCA Fixed Account
[ ]  Cash Management Fund*
[ ]  U.S. Govt./AAA-Rated Securities Fund*
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INTO THE FUND(S) BELOW

Use whole percentages                *The DCA Holding Account
                                      and the DCA fund elected
                                      cannot be the same.
     %  Global Discovery Fund
-----
     %  Global Growth Fund
-----
     %  Global Small Capitalization Fund
-----
     %  Growth Fund
-----
     %  International Fund
-----
     %  New World Fund
-----
     %  Blue Chip Income and Growth Fund
-----
     %  Growth-Income Fund
-----
     %  Asset Allocation Fund
-----
     %  High-Yield Bond Fund
-----
     %  Bond Fund
-----
     %  U.S. Govt./AAA-Rated Securities Fund
-----
     %  Cash Management Fund
-----
     %  Fixed Account
=====

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Future contributions will not automatically start a new DCA program.
Instructions must accompany each DCA contribution.
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5c Cross-Reinvestment or Portfolio Rebalancing

To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).
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6  Death Benefit Option

To elect the Estate Enhancement Benefit rider, please complete form (32134AL).

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7 Automatic Withdawals

  Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually

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  [_]  Please provide me with automatic withdrawals based on __________% (may be between 1-10%) of the greater of total contract value or premium payments, payable as follows:

  [_]  Monthly  [_]  Quarterly  [_]  Semiannually   [_]  Annually

  Begin withdrawals in [_][_]  [_][_][_]
                        Month    Year
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                                      OR

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  [_]  Please provide me with automatic withdrawals of $______________________

  [_]  Monthly  [_]  Quarterly  [_]  Semiannually  [_]  Annually

  Begin withdrawals in  [_][_]  [_][_][_]
                         Month      Year
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  Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

  ELECT ONE: [_]  Do withhold taxes  Amount to be withheld _______% (must be at least 10%)  [_]  Do not withhold taxes
  ELECT ONE: [_]  Direct deposit [_] Checking (Attach a "voided" check) [_]
                  Savings (Attach a deposit slip) I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/We notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).
                  _______________________________________ _____________________
                  Bank name Bank telephone nu mber

             [_] Send check to address of record [_] Send check to the following alternate address:

                  ______________________________________________________________

                  ______________________________________________________________

8  Automatic Bank Draft

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   Print account holder name(s) EXACTLY as shown on bank records


   ____________________________________________________    _____________________
   Bank name                                               Bank telephone number

   _____________________________   _______________________ $____________________
   ABA number                      Checking account number Monthly amount

   Automatic bank draft start date: [_][_]  [_][_]   [_][_]  ATTACH VOIDED CHECK
                                   Month   Day (1-28) Year


   I/We hereby authorize Lincoln Life to initiate debt entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

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9  Telephone/Internet Authorization (Check box if this option is desired.)

   [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and Indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10 Replacement

   Does the applicant have any existing life policies or annuity contracts?
   [_] Yes  [_] No
   Will the proposed contract replace any existing annuity or life insurance
   [_] Yes  [_] No
   (Attach a state replacement form if required by the state in which the application is signed.)

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   Company name

   ----------------------------------------------------   ----------------------
   Plan name                                              Year issued

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  Fraud Warning

  Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

================================================================================
                    FINANCIAL ADVISER MUST COMPLETE PAGE 4.
================================================================================

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11   Signatures
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III View and American Funds Insurance Series/SM/ and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


     ----------------------------------  ---------------------------------------
     Signed at (city)                    State

     Date [_][_][_][_][_][_]
          Month Date  Year

     ----------------------------------  ---------------------------------------
     Signature of Contract Owner         Joint Contract Owner (if applicable)


     ----------------------------------  ---------------------------------------
     Signed at (city)                    State


     Date [_][_][_][_][_][_]
          Month Date  Year

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     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
     SECURITIES DEALER. Please type or print.
================================================================================
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12   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s): (Attach a state replacement form if required by the state in which the application is signed.)

                                                                      $
     --------------------------------------------------  -----------  ----------
     Company name                                        Year Issued  Amount
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13   Additional Remarks
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14   Dealer Information Note:Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.
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     [_] 1 [_] 2 [_] 3 [_] 4 OR [_} Income4Life/SM/ Solution - complete Form
                                    30350AL (nonqualified) or Form 30350Q-AL
                                    (qualified)

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     Registered representative's name (print as it appears on NASD licensing)

     [_][_][_]-[_][_][_]-[_][_][_][_]
     Registered representative's telephone number

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     Client account number at dealer (if applicable)
     [_][_][_]-[_][_]-[_][_][_][_]
     Registered representive's SSN

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     Dealer's name

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     Branch address                         City                State     Zip

     [_] CHECK IF BROKER CHANGE OF ADDRESS     Rep Code at Firm
                                                               -----------------
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15   Representative's Signature
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     The representative hereby certifies that he/she witnessed the signature(s)
     in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

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     Signature
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     [Logo of American Legacy III/R/]

     Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
     Lincoln Life
     P.O. Box 2348
     Fort Wayne, IN 46801-2348

     By Express Mail:  Lincoln Life
                       Attention: American Legacy Operations
                       1300 South Clinton Street
                       Fort Wayne, IN 46802

     If you have any questions regarding this application, please call Lincoln Life at 800 443-8137.

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